Exhibit 10.11

Execution Version

PLEDGE AND SECURITY AGREEMENT

Dated November 24, 2009

among

JOHNSONDIVERSEY, INC.,

JOHNSONDIVERSEY HOLDINGS, INC.

AND

Each Other Grantor

From Time to Time Party Hereto

as Grantors

and

CITIBANK, N.A.

as Administrative Agent

WEIL, GOTSHAL & MANGES LLP

767 FIFTH AVENUE

NEW YORK, NEW YORK 10153-0119

PLEDGE AND SECURITY AGREEMENT, dated November 24, 2009, by JOHNSONDIVERSEY, INC. (the “Company”), JOHNSONDIVERSEY HOLDINGS, INC. (“Holdings”) and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.10 (Additional Grantors) (together with the Company and Holdings, each a “Grantor” and, collectively, the “Grantors”), in favor of Citibank, N.A. (“CBNA”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of November 24, 2009 (together with all exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, JohnsonDiversey Holdings II B.V. (the “Euro Borrower”), JohnsonDiversey Canada, Inc. (the “Canadian Borrower” and together with the Company and the Euro Borrower, collectively, the “Borrowers”), Holdings, the Lenders party thereto, the Issuers party thereto, CBNA, as administrative agent for the Lenders and the Issuers, General Electric Capital Corporation, Goldman Sachs Lending Partners LLC and JPMorgan Chase Bank, N.A. as co-syndication agents for the Lenders and the Issuers, Citigroup Global Markets Inc., GE Capital Markets, Inc., Goldman Sachs Lending Partners and J.P. Morgan Securities Inc., as joint lead arrangers, and Citigroup Global Markets Inc., GE Capital Markets, Inc., Goldman Sachs Lending Partners LLC and J.P. Morgan Securities Inc., Barclays Capital, HSBC Securities (USA) Inc., Morgan Stanley, Natixis New York Branch, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, RBC Capital Markets and Scotia Capital as joint bookrunning managers, the Lenders and Issuers have severally agreed to make Loans and other extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Company and each Grantor is a direct or indirect Subsidiary of Holdings;

WHEREAS, each Grantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit and the granting of the other financial accommodations to the Borrowers under the Credit Agreement;

WHEREAS, the Grantors (other than the Borrowers) are party to a Guaranty pursuant to which they have guaranteed the Obligations of the Borrowers and the Borrowers are party to a Guaranty pursuant to which they have guaranteed the Obligations of one or more of the other Borrowers;

WHEREAS, it is a condition precedent to the obligation of the Lenders and the Issuers to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

PLEDGE AND SECURITY AGREEMENT

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ARTICLE I	DEFINED TERMS

Section 1.1	Definitions

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

(b) Terms used herein that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

“Account Debtor”

“Accounts”

“Certificated Security”

“Chattel Paper”

“Commercial Tort Claim (if any)”

“Commodity Account”

“Commodity Intermediary”

“Deposit Account”

“Documents”

“Entitlement Holder”

“Entitlement Order”

“Equipment”

“Financial Asset”

“General Intangibles”

“Goods”

“Instruments”

“Inventory”

“Investment Property”

“Letter-of-Credit Right”

“Proceeds”

“Securities Account”

“Securities Intermediary”

“Security”

“Security Entitlement”

(c) The following terms shall have the following meanings:

“Additional Pledged Collateral” means all shares of, limited and/or general partnership interests in, and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of, either (i) any Person that, after the date of this Agreement, as a result of any occurrence, becomes a direct Subsidiary of any Grantor or (ii) any issuer of Pledged Stock, any Partnership or any LLC that are acquired by any Grantor after the date hereof; all certificates or other instruments representing any of the foregoing; all Security Entitlements of any Grantor in respect of any of the foregoing; all additional indebtedness from time to time owed to any Grantor by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing, provided that in the case of each Grantor, Additional Pledged Collateral shall not include (i) any Stock or Stock Equivalents of any Foreign Subsidiary in excess of 65% of any series of such Stock or Stock Equivalents to secure any Domestic Secured Obligation, (ii) de minimis shares of a Foreign

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Subsidiary held by a Grantor in a nominee or similar capacity or (iii) any intercompany indebtedness of any Foreign Subsidiary payable to any U.S. Borrower or any U.S. Guarantor. Additional Pledged Collateral may be General Intangibles or Investment Property.

“Agreement” means this Pledge and Security Agreement.

“Approved Deposit Account” means a Deposit Account subject of an effective Deposit Account Control Agreement and maintained by any Grantor with a Deposit Account Bank. “Approved Deposit Account” includes all monies on deposit in such Deposit Account and all certificates and instruments, if any, representing or evidencing such Deposit Account.

“Approved Securities Intermediary” means a Securities Intermediary or Commodity Intermediary selected or approved by the Administrative Agent (such approval not to be unreasonably withheld) and with respect to which a Grantor has delivered to the Administrative Agent an executed Securities Account Control Agreement.

“Cash Collateral Account” means any Deposit Account or Securities Account established by the Administrative Agent as provided in Section 2.4 (Cash Collateral Accounts) in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided in Section 5.2 (Accounts and Payments in Respect of General Intangibles) or 5.4 (Proceeds to be Turned Over To Administrative Agent) or the Credit Agreement.

“Collateral” has the meaning specified in Section 2.1 (Collateral).

“Control Account” means a Securities Account or Commodity Account subject of an effective Securities Account Control Agreement and maintained by any Grantor with an Approved Securities Intermediary. “Control Account” includes all Financial Assets held in such Securities Account or Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

“Copyright Licenses” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right in, to or under any Copyright, including the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, or sell materials derived from any Copyright.

“Copyrights” means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof, and (b) all renewals, extensions and reversions of any of the foregoing and the right to obtain all renewals, extensions and reversions of any of the foregoing.

“Deposit Account Bank” means any Revolving Credit Lender party to the Credit Agreement on the Closing Date or any other financial institution selected or approved by the Administrative Agent (such approval not to be unreasonably withheld) and with respect to which a Grantor has delivered to the Administrative Agent an executed Deposit Account Control Agreement.

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“Deposit Account Control Agreement” means a letter agreement, substantially in the form of Annex 1 (Form of Deposit Account Control Agreement) (with such changes as may be agreed to by the Administrative Agent) or such other form as may be reasonably acceptable to the Administrative Agent, and executed by the Grantor, the Administrative Agent and the relevant Deposit Account Bank.

“Domestic Secured Obligations” means the Secured Obligations of any Grantor other than its Secured Obligations as a Guarantor of the Obligations of the Euro Borrower, the Canadian Borrower and any Additional Revolving Credit Borrowers.

“Excluded Assets” has the meaning specified in Section 2.3 (Certain Limited Exceptions).

“Intellectual Property” means, collectively, (a) all rights, priorities and privileges of any Grantor relating to any intellectual property or industrial property, whether arising under United States (including any State thereof), multinational or foreign laws, treaties or conventions, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, trade secrets and domain names, in each of the foregoing cases whether now existing or hereafter acquired by any Grantor, (b) all rights to sue at law or in equity for any past, present and/or future infringement, misappropriation, dilution or impairment of any of the foregoing, including the right to receive all proceeds and damages therefrom, (c) all Proceeds with respect to any of the foregoing, including claims, license fees, royalties and any other fees or payments and (d) all other rights of any kind accruing under any of the foregoing or pertaining to any of the foregoing throughout the world.

“JWPR Subordinated Note” means that certain Amended and Restated Subordinated Note dated as of December 10, 2009 evidencing the obligation of JWPR Corporation, a Securitization Subsidiary, to pay the Company the sums described therein pursuant to the terms thereof, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“LLC” means each Subsidiary of a Grantor that is a limited liability company and such Grantor’s interest in which is not pledged to the Administrative Agent pursuant to any other Collateral Document, including those set forth on Schedule 2 (Pledged Collateral).

“LLC Agreement” means each operating agreement with respect to an LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

“Material Intellectual Property” means all Intellectual Property that is (a) owned by any Grantor or in, to or under which such Grantor has been granted a license and (b) material to such Grantor’s business.

“Partnership” means each Subsidiary of a Grantor that is a partnership and such Grantor’s interest in which is not pledged to the Administrative Agent pursuant to any other Collateral Document, including those set forth on Schedule 2 (Pledged Collateral).

“Partnership Agreement” means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

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“Patent License” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right in to or under any Patent, including any right to manufacture, have made, use, import, export, sell, or offer for sale any invention covered in whole or in part by any Patent.

“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues, re-examinations, substitutions, renewals and extensions thereof, (b) all applications for letters patent of the United States or any other country or any political subdivision thereof and all divisions, continuations, continuations-in-part and provisionals thereof and all patents issuing on any of the foregoing, (c) all rights to obtain any reissues, re-examinations, substitutions, renewals or extensions of any of the foregoing and (d) all recordings of any of the foregoing, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof.

“Pledged Collateral” means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests and all certificates or other instruments representing any of the foregoing. Pledged Collateral may be General Intangibles or Investment Property.

“Pledged Equity Collateral” means, collectively, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests and all certificates or other instruments representing any of the foregoing.

“Pledged LLC Interests” means all right, title and interest of any Grantor as a member of any LLC; provided that in no event shall there be pledged, nor shall any Grantor be required to pledge, directly or indirectly, (i) more than 65% of any series of Stock or Stock Equivalents of any Foreign Subsidiary to secure any Domestic Secured Obligation or (ii) de minimis shares of a Foreign Subsidiary held by a Grantor in a nominee or similar capacity.

“Pledged Notes” means all right, title and interest of any Grantor in the Instruments evidencing all Indebtedness owed to such Grantor, including all Indebtedness described on Schedule 2 (Pledged Collateral), issued by the obligors named therein; provided that Pledged Notes shall not include any such Instrument issued by any Foreign Subsidiary.

“Pledged Partnership Interests” means all right, title and interest of any Grantor as a limited or general partner in all Partnerships; provided that in no event shall there be pledged, nor shall any Grantor be required to pledge, directly or indirectly, (i) more than 65% of any series of Stock or Stock Equivalents of any Foreign Subsidiary to secure any Domestic Secured Obligation or (ii) de minimis shares of a Foreign Subsidiary held by a Grantor in a nominee or similar capacity.

“Pledged Stock” means the shares of capital stock of any Subsidiary of a Grantor and not pledged by such Grantor pursuant to any other Collateral Document, including all shares of capital stock listed on Schedule 2 (Pledged Collateral); provided that in no event shall there be pledged, nor shall any Grantor be required to pledge, directly or indirectly, (i) more than 65% of any series of Stock or Stock Equivalents of any Foreign Subsidiary to secure any Domestic Secured Obligation or (ii) de minimis shares of a Foreign Subsidiary held by a Grantor in a nominee or similar capacity.

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“Securities Act” means the Securities Act of 1933, as amended.

“Securities Account Control Agreement” means a letter agreement, substantially in the form of Annex 2 (Form of Securities Account Control Agreement) (with such changes as may be agreed to by the Administrative Agent) or such other form as may be reasonably acceptable to the Administrative Agent, executed by the relevant Grantor, the Administrative Agent and the relevant securities intermediary.

“Specified Assets” means the following property and assets of such Grantor:

(i) Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by the filing and recording thereof in the United States Patent and Trademark Office or (b) non-U.S. Patents, Patent Licenses, Trademarks and Trademark Licenses;

(ii) Copyrights and Copyright Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by the filing and recording thereof in the United States Copyright Office or (b) non-U.S. Copyrights and Copyright Licenses;

(iii) Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of the United States of America, any State, territory or dependency thereof or the District of Columbia;

(iv) goods included in Collateral received by any Person from any Grantor for “sale or return” within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person; and

(v) Fixtures.

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051 et seq. (“Lanham Act”), until such time that an Amendment to Allege Use or a Statement of Use under Section 1(c) or Section 1(d) of the Lanham Act has been filed and accepted by the United States Patent and Trademark Office), in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all common-law rights related thereto, and (b) all renewals and extensions of any of the foregoing and the right to obtain all renewals and extensions of any of the foregoing.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as

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in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“Vehicles” means all vehicles covered by a certificate of title law of any state.

Section 1.2	Certain Other Terms

(a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(b) The terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or any relevant part thereof.

(f) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

(g) The term “including” means “including without limitation” except when used in the computation of time periods.

(h) The terms “Lender,” “Issuer,” “Administrative Agent” and “Secured Party” include their respective successors.

(i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

ARTICLE II	GRANT OF A SECURITY INTEREST

Section 2.1	Collateral

For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”:

(a) all Accounts;

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(b) all Chattel Paper;

(c) all Deposit Accounts;

(d) all Documents;

(e) all Equipment;

(f) all General Intangibles;

(g) all Instruments;

(h) all Intellectual Property;

(i) all Inventory;

(j) all Investment Property;

(k) all Letter-of-Credit Rights;

(l) all Vehicles;

(m) the Commercial Tort Claims described on Schedule 6 (Commercial Tort Claims) and on any supplement thereto received by the Collateral Agent pursuant to Section 4.10 (Notice of Commercial Tort Claims);

(n) all books and records pertaining to the other property described in this Section 2.1;

(o) all other Goods and personal property of such Grantor, whether tangible or intangible and wherever located;

(p) all property of any Grantor held by the Administrative Agent or any other Secured Party, including all property of every description, in the possession or custody of or in transit to the Administrative Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power; and

(q) to the extent not otherwise included, all Proceeds of any and all of the foregoing; provided that in the case of each Grantor, Collateral shall not include (i) de minimis shares of a Foreign Subsidiary held by a Grantor in a nominee or similar capacity, (ii) any intercompany indebtedness of any Foreign Subsidiary payable to any U.S. Borrower or U.S. Guarantor or (iii) the Excluded Assets.

Section 2.2	Grant of Security Interest in Collateral

Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor.

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Section 2.3	Certain Limited Exceptions

Notwithstanding anything to the contrary contained in this Agreement, no lien or security interest is or will be granted pursuant hereto on or in any right, title or interest of any Grantor under or in the following (collectively, the “Excluded Assets”):

(a) the JWPR Subordinated Notes ;

(b) any permit, lease, license, contract, instrument or other agreement held by any Grantor that prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation by such Grantor of a Lien thereon, or any permit, lease, license, contract or other agreement held by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law;

(c) Stock or Stock Equivalents which is specifically excluded from the definitions of “Pledged Stock”, “Pledged Partnership Interests” or “Pledged LLC Interests” by virtue of a proviso contained in any such definition;

(d) any Money, cash, checks, other negotiable instruments, funds and other evidence of payment owned by any Person other than a Grantor and held by any Grantor as a fiduciary or bailee, which must be held for or returned to the applicable counterparty pursuant to any Requirements of Law;

(e) any intercompany indebtedness of any Foreign Subsidiary payable to any U.S. Borrower or U.S. Guarantor; or

(f) Stock or Stock Equivalents of any Foreign Subsidiary in excess of 65% of any series of such Stock or Stock Equivalent to secure any Domestic Secured Obligation.

Section 2.4	Cash Collateral Accounts

The Administrative Agent has established as a Cash Collateral Account a Deposit Account at Citibank N.A. designated as “Citibank, N.A. – JohnsonDiversey Concentration Account”. The Administrative Agent may establish one or more other Deposit Accounts and one or more Securities Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine. Each such account shall be in the name of the Administrative Agent (but may also have words referring to the Company and the account’s purpose). The Grantors agree that each such account shall be under the sole dominion and control of the Administrative Agent. The Administrative Agent shall be the Entitlement Holder with respect to each such Securities Account and the only Person authorized to give Entitlement Orders with respect thereto. Without limiting the foregoing, funds on deposit in any Cash Collateral Account may be invested in Cash Equivalents at the direction of the Administrative Agent and, except during the continuance of an Event of Default, the Administrative Agent agrees with the Grantors to issue Entitlement Orders for such investments in Cash Equivalents as requested by the Company; provided, however, that the Administrative Agent shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon. Neither the Company nor any other Loan Party or Person claiming on behalf of or through the Company or any other Loan Party shall have any right to demand payment of any funds held in any Cash Collateral Account at any time prior to the termination of all outstanding Letters of Credit and the payment in full of all then outstanding and payable monetary Obligations. The Administrative Agent shall apply all funds on deposit in a Cash Collateral Account as provided in the Credit Agreement and except during the continuance of an Event of Default agrees to cause any funds remaining on deposit therein after all Obligations then due and payable have been satisfied and all Letter of Credit Obligations have been cash collateralized at 105% to be paid at the written direction of the Company.

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Section 2.5	Certain Liens With Respect to Foreign Subsidiaries

In the event any Collateral Document or Guaranty purports to grant a lien or security interest on or in any Stock or Stock Equivalents of any Foreign Subsidiary in excess of 65% of any series of such Stock or Stock Equivalent to secure any Domestic Secured Obligation, any such purported grant shall be null and void to the extent of such excess, together with any related provisions of such Collateral Document or Guaranty, insofar as they refer to any such purported lien or security interest. In furtherance of the foregoing, the Administrative Agent agrees from time to time to execute such further agreements, instruments or documents as any Guarantor may reasonably request (and at such Guarantor’s expense) to carry out the intent of the foregoing.

ARTICLE III	REPRESENTATIONS AND WARRANTIES

To induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Administrative Agent, the Lenders, the Issuers and the other Secured Parties:

Section 3.1	Title; No Other Liens

Except for the Lien granted to the Administrative Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or Certificated Securities, is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any Lien.

Section 3.2	Perfection and Priority

(a) Except with respect to Liens on Specified Assets, the security interest granted pursuant to this Agreement will constitute a valid, perfected security interest in favor of the Administrative Agent in the Collateral for which perfection is governed by the UCC or filings and recordings with the United States Copyright Office or the United States Patent and Trademark Office upon (i) the completion of the filings and other actions specified on Schedule 3 (Filings) (which, in the case of all filings and other documents referred to on such schedule and applicable on the date hereof, have been delivered to the Administrative Agent in completed and duly executed form), (ii) the delivery to, and continuing possession by, the Administrative Agent of all Collateral consisting of Instruments and Certificated Securities, in each case properly endorsed for transfer to the Administrative Agent or in blank, (iii) the execution of Securities Account Control Agreements with respect to Investment Property not in certificated form, (iv) the execution of Deposit Account Control Agreements with respect to all Deposit Accounts (other than any Cash Collateral Account), (v) all appropriate filings having been made with and accepted by the United States Copyright Office or the United States Patent and Trademark Office (vi) with respect to any Letter-of-Credit Rights, the consent to the assignment of proceeds of the relevant letter of credit by the issuer or any nominated person in respect thereof, except to the extent that such Letter of Credit Right is a supporting obligation (as defined in the UCC) for any Collateral, (vii) with respect to Electronic Chattel Paper a security interest

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in which is perfected by control, the obtaining and maintenance of such control (as described in the UCC) by the Administrative Agent, (viii) with respect to Commercial Tort Claims (other than such Commercial Tort Claims listed on Schedule 6 on the date of this Agreement), the taking of the actions required by Section 4.10 herein, and (ix) with respect to any Cash Collateral Account, to the extent that it is a Securities Account, the Collateral Agent becoming the Entitlement Holder with respect thereto. Such security interest shall be prior to all other Liens on such Collateral except for Customary Permitted Liens having priority over the Administrative Agent’s Lien by operation of law or Liens otherwise permitted under the Credit Agreement.

(b) Notwithstanding anything to the contrary contained herein, the security interest created by this Agreement in any Collateral that constitutes Securitization Assets shall be subject to the terms of the Securitization Intercreditor Agreement.

Section 3.3	Name; Jurisdiction of Organization; Chief Executive Office

(a) Except as set forth on Schedule 1 (State of Incorporation; Principal Executive Office), within the five-year period preceding the date hereof such Grantor has not had, or operated in any jurisdiction under, any trade name, fictitious name or other name other than its legal name.

(b) On the date hereof such Grantor’s jurisdiction of organization, and the location of such Grantor’s chief executive office or sole place of business is specified on Schedule 1 (State of Incorporation; Principal Executive Office).

Section 3.4	Inventory and Equipment

On the date hereof, such Grantor’s Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit and other Inventory and Equipment having a value not in excess of $2,500,000 in the aggregate) are kept at the locations listed on Schedule 4 (Location of Inventory and Equipment).

Section 3.5	Pledged Collateral

(a) The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by such Grantor are listed on Schedule 2 (Pledged Collateral) and constitute that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2 (Pledged Collateral). All the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests held by such Grantor as of the date hereof are listed on Schedule 2. All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly and validly issued and are fully paid and nonassessable.

(b) The Pledged Notes pledged hereunder by such Grantor, being all of the Pledged Notes held by such Grantor, are listed on Schedule 2 (Pledged Collateral). Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

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(c) All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of Certificated Securities or Instruments has been delivered to the Administrative Agent to the extent required by Section 4.4(a) (Pledged Collateral).

(d) Other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles and Pledged Collateral issued by a foreign Person that is not certificated or otherwise not able to be delivered or to the extent delivery of such Pledged Collateral to the Administrative Agent or holding of such Pledged Collateral in a Securities Account is prohibited by any Requirement of Law, there is no Pledged Collateral other than that represented by Certificated Securities or Instruments in the possession of the Administrative Agent or that consists of Financial Assets held in a Securities Account that is subject to a Securities Account Control Agreement.

Section 3.6	Accounts

No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Administrative Agent, properly endorsed for transfer, to the extent delivery is required by Section 4.4 (Pledged Collateral).

Section 3.7	Intellectual Property

(a) Schedule 5 (Intellectual Property) lists all issued U.S. Patents, pending U.S. Patent applications, U.S. Trademark registrations, pending applications for U.S. Trademark registrations and U.S. Copyright registrations, and contains a list of foreign Patents, pending foreign Patent applications, foreign Trademark registrations, pending applications for foreign Trademark registrations and foreign Copyright registrations that is complete and correct in all material respects, owned by such Grantor on the date hereof. The Patents, Trademarks, Copyrights, trade secrets, know-how, domain names and other intellectual property rights owned by or licensed to such Grantor constitute all of the intellectual property rights necessary for such Grantor to conduct its business, except as would not reasonably be expected to have a material and adverse effect on such Grantor.

(b) On the date hereof, all material Copyrights, Patents and Trademarks owned by such Grantor are subsisting and unexpired, have not been adjudged invalid or unenforceable, have not been abandoned or dedicated to the public, and, to the knowledge of such Grantor, are valid and enforceable.

(c) Such Grantor owns or has obtained a license for or otherwise has the right to use all Patents, Trademarks, Copyrights, trade secrets, know-how and other intellectual property rights that are material to the Grantors, taken as a whole, without infringement upon, misappropriation of, dilution of or conflict with the rights of any other Person with respect thereto, except in each case for those circumstances where the failure to own or have such legal right to use would not reasonably be expected to have a Material Adverse Effect, including all trade names associated with any private label brands of such Grantor, and to the knowledge of such Grantor no use of the foregoing intellectual property by such Grantor infringes upon, constitutes or results from a misappropriation of or dilutes any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except in each case for those circumstances where such use, claim or litigation would not reasonably be expected to have a Material Adverse Effect.

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(d) Except as set forth in Schedule 5 (Intellectual Property) or in the case of licenses and franchises granted by such Grantor outside of the United States, to the extent such licenses or franchises would not reasonably be expected to have a Material Adverse Effect, on the date hereof, none of the material Copyrights, Patents, Trademarks, trade secrets and domain names owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, other than licenses and franchises granted by such Grantor in the ordinary course of such Grantor’s business.

(e) Except as set forth in Schedule 5 (Intellectual Property), on the date hereof, no holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity, enforceability or scope of, or such Grantor’s rights in, any Intellectual Property, except in each case as would not reasonably be expected to have a Material Adverse Effect.

(f) No action or proceeding seeking to limit, cancel or question the validity, enforceability or scope of any Intellectual Property owned by such Grantor or such Grantor’s ownership interest therein, is on the date hereof pending or, to the knowledge of such Grantor, threatened, except in each case as would not reasonably be expected to have a Material Adverse Effect. On the date hereof, there are no claims, judgments or settlements to be paid by such Grantor relating to any Intellectual Property, except in each case as would not reasonably be expected to have a Material Adverse Effect.

(g) To the knowledge of such Grantor, no Person is infringing, misappropriating or diluting any rights in any Patents, Trademarks, Copyrights or trade secrets owned by such Grantor or, in any particular country during the period of time such trademark is used by such Grantor as a house mark in such country, the JOHNSONDIVERSEY trademark, except in each case as would not reasonably be expected to have a Material Adverse Effect.

(h) On the date hereof, no settlements, consents, co-existence agreements or releases have been entered into by such Grantor or, to the knowledge of such Grantor, bind such Grantor in a manner that could adversely affect such Grantor’s rights to own, license, practice or use any Intellectual Property, except in each case as would not reasonably be expected to have a Material Adverse Effect.

(i) Such Grantor has taken commercially reasonable measures to protect the confidentiality of all of such Grantor’s trade secrets that are Material Intellectual Property.

(j) Such Grantor controls the nature and quality of all products sold and all services provided under or in connection with all U.S. Trademarks owned by such Grantor that are Material Intellectual Property, and such Grantor has taken reasonably necessary actions to monitor the compliance by all of such Grantor’s licensees of such Trademarks with such Grantor’s standards of quality.

Section 3.8	Deposit Accounts; Securities Accounts

The only Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 7 (Deposit Accounts; Securities Accounts), which sets forth such information separately for each Grantor.

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Section 3.9	Commercial Tort Claims

The only Commercial Tort Claims of any Grantor with a value in excess of $5,000,000 existing on the date hereof are those listed on Schedule 6 (Commercial Tort Claims), which sets forth such information separately for each Grantor.

ARTICLE IV	COVENANTS

Each Grantor agrees with the Administrative Agent that, as long as any Obligation or Revolving Credit Commitment remains outstanding, unless the Requisite Lenders (or the Administrative Agent with the consent of the Requisite Lenders) otherwise consent in writing or as to any Grantor, the date upon which all the Stock or Stock Equivalents of such Grantor shall have been sold or other disposed of (to a Person other than Holdings or a Subsidiary thereof) in accordance with the terms of the Credit Agreement:

Section 4.1	Generally

Such Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Liens permitted under Section 8.2 (Liens, Etc.) of the Credit Agreement, (b) not use or permit any Collateral to be used in violation of any provision of this Agreement or any other Loan Document, (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Credit Agreement, and (d) except for the Credit Agreement not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any Collateral except as permitted under the Credit Agreement.

Section 4.2	Maintenance of Perfected Security Interest; Further Documentation

(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the perfection and priority described in Section 3.2 (Perfection and Priority) and shall defend such security interest against the claims and demands of all Persons (other than Persons holding Liens expressly permitted by Section 8.2 (Liens, Etc.) of the Credit Agreement).

(b) Such Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing such Grantor’s Collateral and such other reports in connection with such Grantor’s Collateral as the Administrative Agent may reasonably request in writing, all in reasonable detail.

(c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any U.S. jurisdiction with respect to the security interest created hereby and to the extent required hereunder the execution and delivery of Deposit Account Control Agreements and Securities Account Control Agreements.

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Section 4.3	Changes in Locations, Name, Etc.

(a) Unless otherwise permitted by the Credit Agreement and only in accordance with the terms of the Credit Agreement, upon 15 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of (i) all additional financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 (Location of Inventory and Equipment) showing (x) any new locations where Inventory or Equipment (other than mobile goods and Inventory or Equipment in transit and other Inventory and Equipment having a value not in excess of $2,500,000 in the aggregate) shall be kept and (y) any changes in the location at which Inventory or Equipment shall be kept that would require the Administrative Agent to file additional UCC financing statements to maintain a perfected security interest in such Collateral, such Grantor shall not do any of the following:

(i) permit any Inventory or Equipment (other than mobile goods and Inventory or Equipment in transit and other Inventory and Equipment having a value not in excess of $2,500,000 in the aggregate) to be kept at a location other than those listed on Schedule 4 (Location of Inventory and Equipment);

(ii) change its jurisdiction of organization from that referred to in Section 3.3 (Name; Jurisdiction of Organization; Chief Executive Office); or

(iii) change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading.

(b) Such Grantor shall keep and maintain at its own cost and expense reasonably satisfactory and complete records of the Collateral, consistent with its past practices in the ordinary course of business and including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. If requested by the Administrative Agent, the security interest of the Administrative Agent shall be noted on the certificate of title of each Vehicle.

Section 4.4	Pledged Collateral

(a) Such Grantor shall (i) deliver to the Administrative Agent, all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (Form of Pledge Amendment) or such other documentation acceptable to the Administrative Agent (provided that no Grantor shall be required to deliver any Pledged Notes or other Instrument (i) with a principal amount equal to $2,500,000 or less or (ii) issued by any Foreign Subsidiary) and (ii) maintain all other Investment Property in a Securities Account. Such Grantor authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent (i) shall have the right, at any time in its discretion and without notice to the Grantor, to

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transfer to or to register in its name or in the name of its nominees any Pledged Collateral and (ii) shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

(b) Except as provided in Article V (Remedial Provisions), such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Equity Collateral (other than liquidating dividends made upon a liquidation not permitted under the Credit Agreement) and all payments in respect of any Pledged Notes. Any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral (except any liquidation or dissolution not prohibited by the Credit Agreement) or any property distributed upon or with respect to any Pledged Equity Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

(c) Except as provided in Article V (Remedial Provisions), such Grantor shall be entitled to exercise all voting, consent, corporate, partnership or limited liability company rights with respect to the Pledged Equity Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor (other than to the extent required to consummate a transaction permitted by the Credit Agreement) that would impair the Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement, any other Loan Document or any Material Contract or, without prior notice to the Administrative Agent, enable or permit any issuer of Pledged Collateral to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral.

(d) Such Grantor shall not grant control over any Deposit Account or Investment Property to any Person other than the Administrative Agent.

(e) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of each Grantor that is a partner in a Partnership, such Grantor hereby consents to the extent required by the applicable Partnership Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership and, following the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Partnership Interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted partner in such Partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Grantor member of an LLC, such Grantor hereby consents to the extent required by the applicable LLC Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged LLC Interests in such LLC and, following the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged LLC Interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of the LLC in question.

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(f) Such Grantor shall not agree to any amendment of an LLC Agreement or Partnership Agreement that in any way adversely affects the perfection of the security interest of the Administrative Agent in the Pledged Partnership Interests or Pledged LLC Interests pledged by such Grantor hereunder, including any amendment electing to treat the membership interest or partnership interest of such Grantor as a security under Section 8-103 of the UCC.

Section 4.5	Control Accounts; Approved Deposit Accounts

(a) The terms and conditions of Section 7.13 (Deposit Accounts; Securities Accounts) of the Credit Agreement are hereby incorporated by reference herein with the same effect as if fully set forth herein and as if each reference to a “Loan Party” therein were a reference to a Grantor.

(b) Prior to the 90th day after the Closing Date (or such later date as agreed to by the Administrative Agent), each Grantor shall use commercially reasonable efforts to deliver to the Administrative Agent (i) with respect to each Concentration Account, a Deposit Account Control Agreement and (ii) with respect to each Material Securities Account, a Securities Account Control Agreement, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(c) If an Event of Default shall have occurred and be continuing, upon written request by the Administrative Agent, each Grantor shall instruct each Account Debtor or other Person obligated to make a payment to such Grantor under a General Intangible to make payment, or to continue to make payment, as the case may be, to an Approved Deposit Account or other Deposit Account and shall deposit in an Approved Deposit Account or such other Deposit Account all Proceeds of such Accounts and General Intangibles received by such Grantor from any other Person promptly upon receipt.

(d) Upon the occurrence and during the continuance of an Event of Default, upon the written request of the Administrative Agent, each Grantor shall, as soon as reasonably practicable, use commercially reasonable efforts to deliver to the Administrative Agent a Securities Account Control Agreement in respect of each Securities Account of such Grantor.

Section 4.6	Accounts

(a) Such Grantor shall not, other than in the ordinary course of business consistent with its past practice or as permitted pursuant to the Loan Documents, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof, except for extensions, compromises, settlements, releases, credits, discounts or modifications that, in the aggregate, do not exceed $2,500,000.

(b) The Administrative Agent shall have the right to make test verifications of the Accounts in any reasonable manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the

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Administrative Agent may reasonably require in connection therewith; provided, however, that as long as no Default or Event of Default exists at the time that such test verification is made, the Administrative Agent shall not contact the Account Debtors with respect to such Accounts without the prior written consent of the applicable Grantor, which consent shall not be unreasonably withheld or delayed. At any time and from time to time, upon the Administrative Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; provided, however, that unless an Event of Default shall be continuing, the Administrative Agent shall request no more than four such reports during any calendar year.

Section 4.7	Delivery of Instruments and Chattel Paper

If any amount in excess of $2,500,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall promptly deliver such Instrument or Chattel Paper to the Administrative Agent, duly indorsed in a manner reasonably satisfactory to the Administrative Agent, or, if consented to by the Administrative Agent, shall mark all such Instruments and Chattel Paper with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of Citibank, N.A., as Administrative Agent”.

Section 4.8	Intellectual Property

Except, in each case, as expressly permitted by the Credit Agreement:

(a) Such Grantor (either itself or through licensees) shall (i) continue to use each Trademark owned by such Grantor that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods and services for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain the level of quality of products and services offered under each Trademark owned by or, subject to the terms of the applicable licenses, exclusively licensed to, such Grantor that is Material Intellectual Property at least at the level of quality of products and services offered under such Trademark as of the date hereof, (iii) use each Trademark owned by or, subject to the terms of the applicable licenses, exclusively licensed to, such Grantor that is Material Intellectual Property with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark that is confusingly similar or a colorable imitation of any Trademark owned by such Grantor that is Material Intellectual Property unless the Administrative Agent shall obtain a perfected security interest in such mark to the extent required pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark owned by or, subject to the terms of the applicable licenses, exclusively licensed to, such Grantor that is Material Intellectual Property is reasonably likely to become abandoned, cancelled, invalidated or materially impaired in any way or to destroy or otherwise tarnish the goodwill associated with such Trademark.

(b) Such Grantor (either itself or through licensees) shall not (and shall not permit any licensee or sublicensee thereof to) do any act, or omit to do any act, whereby any Patent owned by or, subject to the terms of the applicable licenses, exclusively licensed to, such Grantor that is Material Intellectual Property is reasonably likely to become forfeited, abandoned, dedicated to the public or materially impaired in any way.

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(c) Such Grantor (either itself or through licensees) (i) shall not (and shall not permit any licensee or sublicensee thereof to) do any act, or omit to do any act, whereby any portion of the Copyrights owned by or, subject to the terms of the applicable licenses, exclusively licensed to, such Grantor that is Material Intellectual Property is reasonably likely to become invalidated or materially impaired in any way and (ii) shall not (either itself or through licensees) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain.

(d) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any trade secret that is Material Intellectual Property owned by or, subject to the terms of the applicable licenses, exclusively licensed to, such Grantor is reasonably likely to become publicly available or otherwise unprotectable.

(e) Such Grantor (either itself or through licensees) shall not do any act that knowingly uses any Intellectual Property to infringe or dilute any intellectual property rights of any other Person, except in each case as would not reasonably be expected to have a material and adverse effect on such Grantor.

(f) Such Grantor shall notify the Administrative Agent promptly if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property owned by such Grantor is reasonably likely to become forfeited, abandoned, cancelled, dedicated to the public or materially impaired in any way, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or the United States Copyright Office (or any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof) or any court or tribunal in any country) regarding such Grantor’s ownership of, right to use, interest in, or the validity or enforceability of, any Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(g) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for issuance or registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or be granted a Copyright registration from the United States Copyright Office or any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, such Grantor shall report such filing or grant to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in any such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(h) Such Grantor shall take all reasonable actions necessary or requested by the Administrative Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

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(i) In the event that any material Copyright, Patent, Trademark or trade secret owned by such Grantor or, in any particular country during the period of time such trademark is used by such Grantor as a house mark in such country, the JOHNSONDIVERSEY trademark is infringed, misappropriated or diluted by any other Person and such infringement, misappropriation or dilution would reasonably be expected to have a material and adverse effect on such Grantor, such Grantor shall notify the Administrative Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in its reasonable judgment in response to such infringement, misappropriation or dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover any damage for such infringement, misappropriation or dilution, and shall take such other actions as may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

(j) Unless otherwise agreed to by the Administrative Agent, where the Grantor is JohnsonDiversey, Inc., such Grantor shall execute and deliver to the Administrative Agent for filing in (i) the United States Copyright Office, a short-form copyright security agreement in the form attached hereto as Annex 5 (Form of Short Form Copyright Security Agreement), (ii) in the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as Annex 6 (Form of Short Form Patent Security Agreement) and (iii) the United States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as Annex 7 (Form of Short Form Trademark Security Agreement), in each case with respect to any United States issued Patents, pending United States Patent applications, United States Trademark registrations, pending applications for United States Trademark registrations and United States Copyright registrations.

Section 4.9	Payment of Obligations

Such Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all lawful taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all lawful claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (a) the amount or validity thereof is currently being contested in good faith by appropriate proceedings, and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor or (b) where the failure to pay such amounts, in the aggregate over all such failures would not have a Material Adverse Effect.

Section 4.10	Commercial Tort Claims

If any Grantor shall at any time hold or acquire a Commercial Tort Claim other than or in addition to those set forth on Schedule 6 (Commercial Tort Claims) relating to any of the Collateral and having a value in excess of $5,000,000 (each such Commercial Tort Claim, an “Additional Commercial Tort Claim”), such Grantor shall promptly notify the Administrative Agent in a writing authenticated by such Grantor of the brief details of such Additional Commercial Tort Claim and deliver a supplement to Schedule 6 (Commercial Tort Claims) containing a specific description of such Additional Commercial Tort Claim. Such Grantor shall grant to the Administrative Agent in such writing a first priority perfected security interest in such Additional Commercial

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Tort Claim and in the Proceeds thereof, all in accordance with and subject to the terms of this Agreement and the Credit Agreement and such writing shall be in form and substance reasonably satisfactory to the Administrative Agent. Each Grantor hereby agrees to execute and deliver any additional documents or instruments, including any financing statements or amendments to any then existing financing statements, that the Administrative Agent reasonably deems necessary to create, perfect and protect the Administrative Agent’s Lien on and security interest in such Additional Commercial Tort Claim. Any supplement to Schedule 6 (Commercial Tort Claims) delivered pursuant to this Section 4.10 (Commercial Tort Claims) shall, after the receipt thereof by the Administrative Agent, become part of Schedule 6 (Commercial Tort Claims) for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

Section 4.11	Contractual Obligations

If an Event of Default shall have occurred and be continuing, upon request by the Administrative Agent, each Grantor shall use its commercially reasonable efforts to obtain any consents, waivers or agreements necessary to enable the Administrative Agent to exercise its remedies hereunder and under the other Loan Documents with respect to such Grantor’s rights under any Material Contract and, solely with respect to Holdings, the Investment Agreement.

ARTICLE V	REMEDIAL PROVISIONS

Section 5.1	Code and Other Remedies

During the continuance of an Event of Default, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places that the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and any other Secured Party hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the

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payment by the Administrative Agent of any other amount required by any provision of law, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

Section 5.2	Accounts and Payments in Respect of General Intangibles

(a) If required by the Administrative Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in an Approved Deposit Account or a Cash Collateral Account, subject to withdrawal by the Administrative Agent as provided in Section 5.4 (Proceeds to be Turned Over To Administrative Agent). Until so turned over, such payment shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b) At the Administrative Agent’s request, during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

(c) The Administrative Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

(d) Upon notice to the applicable Grantors, the Administrative Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible.

(e) Upon the request of the Administrative Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Administrative Agent and that payments in respect thereof shall be made directly to the Administrative Agent. In addition, the Administrative Agent may at any time during the continuance of an Event of Default enforce such Grantor’s rights against such Account Debtors and obligors of General Intangibles.

(f) Notwithstanding anything herein to the contrary, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a

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General Intangible by reason of or arising out of this Agreement or the receipt by the Administrative Agent nor any other Secured Party of any payment relating thereto, nor shall the Administrative Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 5.3	Pledged Collateral

(a) During the continuance of an Event of Default, upon notice by the Administrative Agent to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Collateral and make application thereof to the Secured Obligations in the order set forth in the Credit Agreement and (ii) the Administrative Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate, partnership or limited liability company structure of any issuer of Pledged Collateral, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b) In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, following the occurrence and during the continuance of an Event of Default (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor shall grant to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

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(c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, if an Event of Default has occurred and is continuing pay any dividend or other payment with respect to the Pledged Collateral directly to the Administrative Agent for deposit in a Cash Collateral Account or, with the consent of the Administrative Agent, an Approved Deposit Account.

Section 5.4	Proceeds to be Turned Over To Administrative Agent

Unless otherwise expressly provided in the Credit Agreement, all Proceeds received by the Administrative Agent under this Article V shall be held by the Administrative Agent in a Cash Collateral Account. All Proceeds while held by the Administrative Agent in a Cash Collateral Account (or by such Grantor in trust for the Administrative Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

Section 5.5	Registration Rights

(a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Equity Collateral pursuant to Section 5.1 (Code and Other Remedies), and if in the reasonable opinion of the Administrative Agent it is necessary or reasonably advisable to have the Pledged Equity Collateral, or that portion thereof to be sold to be registered under the provisions of the Securities Act, the relevant Grantor shall cause the issuer thereof to (i) execute and deliver, and use its reasonable best efforts to cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Administrative Agent, necessary or advisable to register the Pledged Equity Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity Collateral, or that portion thereof to be sold and (iii) make all amendments thereto or to the related prospectus that, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Such Grantor agrees to use its reasonable best efforts to cause such issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all states and the District of Columbia that the Administrative Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any Pledged Equity Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Securities Act (Ontario) or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor

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acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any Pledged Equity Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, under applicable state securities laws or under the Securities Act (Ontario), in each case even if such issuer would agree to do so.

(c) Each Grantor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity Collateral pursuant to this Section 5.5 valid and binding and in compliance with all other applicable Requirements of Law. Each Grantor further agrees that a breach of any covenant contained in this Section 5.5 will cause irreparable injury to the Administrative Agent and other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Grantor, and such Grantor, to the extent permitted by applicable law, hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement.

Section 5.6	Deficiency

Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorney employed by the Administrative Agent or any other Secured Party to collect such deficiency.

ARTICLE VI	THE ADMINISTRATIVE AGENT

Section 6.1	Administrative Agent’s Appointment as Attorney-in-Fact

(a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document and instrument that may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible of such Grantor or with respect to any other Collateral of such Grantor and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any such moneys due under any Account or General Intangible of such Grantor or with respect to any other Collateral of such Grantor whenever payable;

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(ii) in the case of any Intellectual Property owned by such Grantor, execute and deliver, and have recorded, any agreement, instrument, document and paper as the Administrative Agent may request to evidence the Administrative Agent’s security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens, other than Liens permitted by this agreement or the other Loan Documents, levied or placed on the Collateral of such Grantor, effect any repair or pay or discharge any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

(iv) execute, in connection with any sale provided for in Section 5.1 (Code and Other Remedies) or 5.5 (Registration Rights), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; or

(v) (A) direct any party liable for any payment under any Collateral of such Grantor to make payment of any moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral of such Grantor, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate, (G) assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as the Administrative Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral of such Grantor as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Administrative Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this clause (a) to the contrary notwithstanding, the Administrative Agent agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall be continuing.

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(b) If any Grantor fails to perform or comply with any of its agreements contained herein, if an Event of Default has occurred and is continuing, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The reasonable expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to such Grantor until this Agreement is terminated as to such Grantor and the security interests in the Collateral of such Grantor created hereby are released.

Section 6.2	Duty of Administrative Agent

The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral or any party thereof. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent’s interest in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 6.3	Execution of Financing Statements

Each Grantor authorizes the Administrative Agent to file or record financing statements, amendments to financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement, and such financing statements and amendments may describe the collateral covered thereby as “all assets of the debtor”, “all personal property of the debtor” or words of similar effect. Each Grantor hereby also authorizes the Administrative Agent, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

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Section 6.4	Authority of Administrative Agent

Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Administrative Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE VII	MISCELLANEOUS

Section 7.1	Amendments in Writing

None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 3 (Form of Pledge Amendment) and Annex 4 (Form of Joinder Agreement) respectively, in each case duly executed by the Administrative Agent and each Grantor directly affected thereby.

Section 7.2	Notices

All notices, requests and demands to or upon the Administrative Agent or the Company hereunder shall be effected in the manner provided for in Section 11.9 (Notices, Etc.) of the Credit Agreement and any notice, request or demand to or upon any other Grantor shall be addressed to such Grantor care of the Company at the Company’s notice address set forth in such Section 11.9 of the Credit Agreement.

Section 7.3	No Waiver by Course of Conduct; Cumulative Remedies

Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1 (Amendments in Writing)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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Section 7.4	Successors and Assigns

This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

Section 7.5	Counterparts

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

Section 7.6	Severability

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.7	Section Headings

The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

Section 7.8	Entire Agreement

This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof and thereof.

Section 7.9	Governing Law

This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7.10	Additional Grantors

If, pursuant to Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement, the Borrowers shall be required to cause any Domestic Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Joinder Agreement in the form of Annex 4 (Form of Joinder Agreement) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

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Section 7.11	Release of Collateral

(a) Upon the termination of the Commitments and payment and satisfaction of all Loans, Reimbursement Obligations and all other Secured Obligations (other than Secured Obligations described in Clauses (ii), (iii) or (iv) of the definition thereof) then due and owing, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the applicable Grantor. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any Collateral shall be sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement or if any Collateral is otherwise permitted to be released pursuant to Section 10.8 (b) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement, the Collateral so sold or disposed of or otherwise released shall promptly be released from the Lien created hereby to the extent provided in clauses (ii) or (iii) of Section 10.8(b) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement, and the Administrative Agent shall promptly execute and deliver to such Grantor all releases or other documents and take all other actions reasonably necessary or desirable for the release of the Lien created hereby on such Collateral.

(c) At the request and sole expense of the Company, a Grantor shall be released from its obligations hereunder in the event that all the Stock of such Grantor shall be so sold or disposed in a transaction permitted by the Credit Agreement; and, in connection therewith, the Administrative Agent, upon receipt from the Company of, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by a Responsible Officer of the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents shall promptly execute and deliver to the relevant Grantor all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Collateral.

Section 7.12	Reinstatement

Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

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Section 7.13 Transfer Tax Acknowledgement

Each party hereto acknowledges that the shares of the entities listed on Schedule 2 attached hereto are being transferred to and deposited with the Administrative Agent as collateral security for the Loans and that this Section 7.13 is intended to be the certificate of exemption from New York stock transfer taxes for the purposes of complying with Section 270.5(b) of the Tax Law of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

Grantors

JOHNSONDIVERSEY, INC.
JOHNSONDIVERSEY HOLDINGS, INC.,
JD POLYMER, LLC

By:	/s/ Scott D. Russell
	Name:	Scott D. Russell
	Title:	In the capacities listed on Schedule 1

INTEGRATED SANITATION MANAGEMENT, INC.
JDI CEE HOLDINGS, INC.
JOHNSON DIVERSEY PUERTO RICO, INC.
JOHNSON DIVERSEY SHAREHOLDINGS, INC.
JOHNSON WAX DIVERSEY SHAREHOLDINGS, INC.
PROFESSIONAL SHAREHOLDINGS, INC.
JDI HOLDINGS, INC.
DUBOIS INTERNATIONAL, INC.

By:	/s/ Andrew J. Warren
	Name:	Andrew J. Warren
	Title:	In the capacities listed on Schedule 2

AUTO - C, LLC
THE BUTCHER COMPANY
JWP INVESTMENTS, INC.

By:	/s/ Jeffrey M. Haufschild
	Name:	Jeffrey M. Haufschild
	Title:	In the capacities listed on Schedule 3

[SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

SCHEDULE 1

JURISDICTION	GRANTOR	CAPACITY OF SCOTT D. RUSSELL
Delaware	JohnsonDiversey, Inc.	Senior Vice President, General Counsel and Secretary

Delaware	JohnsonDiversey Holdings, Inc.	Senior Vice President, General Counsel and Secretary

Wisconsin	JD Polymer, LLC	President

[SCHEDULE 1 TO SIGNATURE PAGE TO DOMESTIC PLEDGE AND SECURITY AGREEMENT]

SCHEDULE 2

JURISDICTION	GRANTOR	CAPACITY OF ANDREW J. WARREN

Delaware	Integrated Sanitation Management, Inc.	Vice President and Treasurer

Delaware	JDI CEE Holdings, Inc.	Vice President and Treasurer

Delaware	Johnson Diversey Puerto Rico, Inc.	Vice President and Treasurer

Delaware	Johnson Diversey Shareholdings, Inc.	Vice President and Treasurer

Delaware	Johnson Wax Diversey Shareholdings, Inc.	Vice President and Treasurer

Delaware	Professional Shareholdings, Inc.	Vice President and Treasurer

Nevada	JDI Holdings, Inc.	Vice President and Secretary

Ohio	DuBois International, Inc.	Assistant Secretary

[SCHEDULE 2 TO SIGNATURE PAGE TO DOMESTIC PLEDGE AND SECURITY AGREEMENT]

SCHEDULE 3

JURISDICTION	GRANTOR	CAPACITY OF JEFFREY M. HAUFSCHILD

Delaware	Auto-C, LLC	Assistant Treasurer

Delaware	The Butcher Company	Assistant Treasurer

Nevada	JWP Investments, Inc.	Treasurer

[SCHEDULE 3 TO SIGNATURE PAGE TO DOMESTIC PLEDGE AND SECURITY AGREEMENT]

ACCEPTED AND AGREED
as of the date first above written:

CITIBANK, N.A., as Administrative Agent

By:	/s/ David Leland
	Name:	David Leland
	Title:	Vice President

[SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

ANNEX 1

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

                             ,

[Deposit Account Bank]

[Address]

Ladies and Gentlemen:

Reference is made to account no. [            ] maintained with you (the “Bank”) by [            ] (the “Company”) into which funds are deposited from time to time (the “Account”). [The Company and] [Certain affiliates of the Company have] entered into a Credit Agreement, dated as of November [__], 2009 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), among [the Company] [JohnsonDiversey, Inc.], JohnsonDiversey Holdings II B.V. (the “Euro Borrower”), JohnsonDiversey Canada, Inc. (the “Canadian Borrower” and together with the Company and the Euro Borrower, collectively, the “Borrowers”), JohnsonDiversey Holdings, Inc., the Lenders party thereto, the Issuers party thereto, Citibank, N.A., as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), General Electric Capital Corporation, Goldman Sachs Lending Partners LLC and JPMorgan Chase Bank, N.A. as co-syndication agents for the Lenders and the Issuers, Citigroup Global Markets Inc., GE Capital Markets, Inc., Goldman Sachs Lending Partners LLC and J.P. Morgan Securities Inc., as joint lead arrangers, and Citigroup Global Markets Inc., GE Capital Markets, Inc., Goldman Sachs Lending Partners and J.P. Morgan Securities Inc., Barclays Capital, HSBC Securities (USA) Inc., Morgan Stanley, Natixis New York Branch, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, RBC Capital Markets and Scotia Capital, as joint bookrunning managers.

Pursuant to the Credit Agreement and related documents including the Pledge and Security Agreement, dated as of November [            ], 2009 (the “Pledge and Security Agreement”), among [The Company] [JohnsonDiversey, Inc.], JohnsonDiversey Holdings, Inc., and the Grantors (as defined in the Pledge and Security Agreement) party thereto, the Company has granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in certain property of the Company, including the Account.

The Account shall be maintained as a “deposit account” within the meaning of Article 9 of the Uniform Commercial Code of the State of New York. The purpose of this letter agreement is to perfect the Administrative Agent’s security interest in the Account by granting the Administrative Agent control over the Account. However, this Agreement does not create the Administrative Agent’s security interest in the Account inasmuch as the Company and the Administrative have entered into the Pledge and Security Agreement for that purpose. By your execution of this letter agreement, you (i) agree that you shall comply with instructions originated by the Administrative Agent directing disposition of the funds and other property on deposit in the Account without

ANNEX 1

further consent of the Company and (ii) acknowledge that, except as specifically provided in this letter agreement, the Administrative Agent has exclusive control of the Account, that all funds in the Account shall be transferred to the Administrative Agent to the extent provided herein, that the Account is being maintained by you for the benefit of the Administrative Agent and that all amounts and other property therein are held by you as custodian for the Administrative Agent.

Except as provided in clause (b) below, the Account shall not be subject to deduction, set-off, banker’s lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Administrative Agent. By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account and have not executed any agreements with third parties covering the disposition of funds in the Account. You agree with the Administrative Agent as follows:

(a) Subject to clause (b) below, notwithstanding anything to the contrary or any other agreement relating to the Account, the Account is and shall be maintained for the benefit of the Administrative Agent and shall be subject to written instructions only from an authorized officer of the Administrative Agent.

(b) Prior to the delivery to you of a written notice from the Administrative Agent in the form of Exhibit A hereto (a “Blockage Notice”), the Company shall be allowed access to all funds in the Account and you are authorized to transfer the balance in the Account as the Company may from time to time designate in writing.1

(c) From and after the delivery to you of a Blockage Notice, you shall transfer (by wire transfer or other method of transfer mutually acceptable to you and the Administrative Agent) to the Administrative Agent, in same day funds, on each business day, the entire balance in the Account to the following account:

ABA Number:
Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Account Name:
Concentration Account
Account Number:

Reference:

Attn:

or to such other account as the Administrative Agent may from time to time designate in writing (the “Administrative Agent Concentration Account”).

(d) All customary service charges and fees with respect to the Account shall be debited to the Account. In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

[1]	To be used if the Account is a concentration account, otherwise language to be revised to sweep to a concentration account daily.

ANNEX 1-2

This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Administrative Agent, the Secured Parties referred to in the Credit Agreement and the respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified except upon the mutual consent of the Administrative Agent, the Company and you. You may terminate the letter agreement only upon 30 days’ prior written notice to the Company and the Administrative Agent. The Administrative Agent may terminate this letter agreement upon 10 days’ prior written notice to you and the Company. Upon such termination you shall close the Account and transfer all funds in the Account to the Administrative Agent Concentration Account or as otherwise directed by the Company, or if a Blockage Notice was delivered prior to such termination, the Administrative Agent. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Administrative Agent Concentration Account or as the Company, or if a Blockage Notice was delivered prior to such termination, the Administrative Agent may otherwise direct all funds and other property received in respect of the Account.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Administrative Agent, the Company and you.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

ANNEX 1-3

Upon acceptance of this letter agreement it shall be the valid and binding obligation of the Company, the Administrative Agent, and you, in accordance with its terms.

Very truly yours,

[NAME OF GRANTOR]

By:
Name:
Title:

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:

ACKNOWLEDGED AND AGREED

as of the date first above written:

[DEPOSIT ACCOUNT BANK]

By:

Name:
Title:

[SIGNATURE PAGE TO DEPOSIT ACCOUNT CONTROL AGREEMENT]

EXHIBIT A

TO

DEPOSIT ACCOUNT CONTROL AGREEMENT

Form of Administrative Agent Blockage Notice

[Deposit Account Bank]

[Address]

Re: Account No.                              (the “Account”)

Ladies and Gentlemen:

Reference is made to the Account and that certain Deposit Account Control Agreement dated                         , 20     among you, Citibank, N.A., as Administrative Agent (the “Administrative Agent”), and [            ] (the “Deposit Account Control Agreement”). Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

The Administrative Agent hereby notifies you that, from and after the date of this notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the Administrative Agent) to the Administrative Agent, in same day funds, on each business day, the entire balance in the Account to the Administrative Agent Concentration Account specified in clause (c) of the Deposit Account Control Agreement or to such other account as the Administrative Agent may from time to time designate in writing.

Very truly yours,

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:

EXHIBIT A TO DEPOSIT ACCOUNT CONTROL AGREEMENT

ANNEX 2

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

[Name and Address

of Approved Securities

Intermediary]

                         , 20

Ladies and Gentlemen:

The undersigned                          (the “Pledgor”) together with certain of its affiliates are party to a Pledge and Security Agreement dated November [    ]. 2009 in favor of Citibank, N.A., as agent for the Secured Parties referred to therein (the “Pledgee” and such agreement the “Pledge and Security Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Pledge and Security Agreement) pursuant to which a security interest is granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No.              of the Pledgor (the “Pledge”).

In connection therewith, the Pledgor hereby instructs you (the “Approved Securities Intermediary”) to do all of the following:

1.	maintain the Account, as “[Name of Pledgor]- Citibank, N.A. Control Account”;

2.	hold in the Account the assets, including, without limitation, all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the “Assets”), including, without limitation, those assets listed on Schedule A (List of Assets) attached hereto and made a part hereof;

3.	provide to the Pledgee, with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

4.

honor only the instructions or Entitlement Orders in regard to or in connection with the Account given by an Authorized Officer of the Pledgee, except that until such time as the Pledgee gives a written notice to the Approved Securities Intermediary that the Pledgor’s rights under this sentence have been terminated (on which notice the Approved Securities Intermediary may rely exclusively), the Pledgor acting through a Responsible Officer may (a) exercise any voting right that it may have with respect to any Asset, (b) give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest and dividends paid with respect to the Assets

ANNEX 2

and all cash proceeds of any sale of Assets (“Permitted Withdrawals”); provided, however, that, unless the Pledgee has consented to the specific transaction, the Pledgor shall not instruct the Approved Securities Intermediary to deliver and, except as may be required by law or by court order, the Approved Securities Intermediary shall not deliver, cash, securities, or proceeds from the sale of, or distributions on, such securities out of the Account to the Pledgor or to any other person or entity other than Permitted Withdrawals.

By its signature below, the Approved Securities Intermediary agrees to comply with the Entitlement Orders and instructions of an Authorized Officer of the Pledgee (including, without limitation, any instruction with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that the Approved Securities Intermediary shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Pledge and Security Agreement or to determine whether or not an event of default exists thereunder). The Pledgor hereby agrees to indemnify and hold harmless the Approved Securities Intermediary, its affiliates, officers and employees from and against any claim, cause of action, liability, lawsuit, demand or damage, including, without limitation, any court cost and reasonable attorney’s fee, that may result by reason of the Approved Securities Intermediary complying with such instructions of the Pledgee. In the event that the Approved Securities Intermediary is sued or becomes involved in litigation as a result of complying with the above stated written instructions, the Pledgor and the Pledgee agree that the Approved Securities Intermediary shall be entitled to charge all reasonable costs and fees it incurs in connection with such litigation to the Assets in the Account and withdraw such sums as the costs and charges accrue.

The Authorized Officer of the Pledgee who shall give oral instructions hereunder shall confirm the same in writing to the Approved Securities Intermediary within five days after such oral instructions are given.

For the purpose of this Agreement, the term “Authorized Officer of the Pledgee” shall refer in the singular to any person who is a vice president or managing director of the Pledgee.

Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligation or duty upon the Approved Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Pledgor.

As long as the Assets are pledged to the Pledgee, (i) the Approved Securities Intermediary shall not invade the Assets to cover margin debits or calls in any other account of the Pledgor and (ii) the Approved Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of the Pledgee any security interest, lien or right of setoff the Approved Securities Intermediary may have. The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, the Approved Securities Intermediary shall promptly notify the Pledgee.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance

ANNEX 2-2

with, and the law of the Approved Securities Intermediary’s jurisdiction for the purposes of Section 8-110 of the Uniform Commercial Code in effect in the State of New York (the “UCC”) shall be, the law of the State of New York.

The Approved Securities Intermediary shall treat all property at any time held by the Approved Securities Intermediary in the Account as financial assets within the meaning of the UCC. The Approved Securities Intermediary acknowledges that this Agreement constitutes written notification to the Approved Securities Intermediary, pursuant to the UCC and any applicable federal regulation for the Federal Reserve Book Entry System, of the Pledgee’s security interest in the Assets. The Pledgor, Pledgee and Approved Securities Intermediary are entering into this Agreement to provide for the Pledgee’s control of the Assets and to confirm the first priority of the Pledgee’s security interest in the Assets. The Approved Securities Intermediary agrees to promptly make and thereafter maintain all necessary entries or notations in its books and records to reflect the Pledgee’s security interest in the Assets.

If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and the Approved Securities Intermediary. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

This Agreement may be terminated by the Approved Securities Intermediary upon 30 day’s prior written notice to the Pledgor and the Pledgee. Upon expiration of such 30-day period, the Approved Securities Intermediary shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Pledgee, jointly, regarding the further disposition of the pledged Assets.

The Pledgor acknowledges that this Agreement supplements any existing agreement of the Pledgor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any right that the Approved Securities Intermediary might otherwise have.

ANNEX 2-3

IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

[Name of Pledgor]

By:
Name:
Title:

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:

ACCEPTED AND AGREED

as of the date first above written:

[APPROVED FINANCIAL INTERMEDIARY]

By:
Name:
Title:

[SIGNATURE PAGE TO CONTROL ACCOUNT AGREEMENT]

SCHEDULE A

TO

CONTROL AGREEMENT

List of Assets for Pledged Collateral Account Number:

SCHEDULE A TO CONTROL AGREEMENT

ANNEX 3

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of                          , 20    , is delivered pursuant to Section 4.4(a) (Pledged Collateral) of the Pledge and Security Agreement, dated as of November [    ], 2009 by JohnsonDiversey, Inc. (the “Company”), the [undersigned Grantor and the other ]Subsidiaries and/or affiliates of the Company from time to time party thereto as Grantors in favor of Citibank, N.A., as agent for the Secured Parties referred to therein (the “Pledge and Security Agreement”) and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

[GRANTOR]

By:
Name:
Title:

Pledged Stock

ISSUER	CLASS	CERTIFICATE NO(S).	PAR VALUE	NUMBER OF SHARES, UNITS OR INTERESTS

Pledged Debt

ISSUER	DESCRIPTION OF DEBT	CERTIFICATE NO(S).	FINAL MATURITY	PRINCIPAL AMOUNT

ANNEX 3

ACKNOWLEDGED AND AGREED

as of the date first above written:

CITIBANK, N.A.,

as Administrative Agent

By:
Name: Title:

ANNEX 3-2

ANNEX 4

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of                          , 20    , is delivered pursuant to Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, dated as of November [    ], 2009 by JohnsonDiversey, Inc. (the “Company”) and the other Grantors listed on the signature pages thereof in favor of Citibank, N.A., as agent for the Secured Parties referred to therein (the “Pledge and Security Agreement”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned (the “Additional Grantor”), as provided in Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Administrative Agent for the benefit of the Secured Parties, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby conveys, mortgages, pledges, hypothecates and transfers to the Administrative Agent and grants to the Administrative Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Additional Grantor and expressly assumes all obligations and liabilities of a Grantor thereunder.

The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 7 to the Pledge and Security Agreement.

The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the Additional Grantor has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

ANNEX 4

ACKNOWLEDGED AND AGREED

as of the date first above written:

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:

ANNEX 4-2

ANNEX 5

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF SHORT FORM COPYRIGHT SECURITY AGREEMENT1

COPYRIGHT SECURITY AGREEMENT, dated as of                      , 20    , by JOHNSONDIVERSEY, INC. (the “Company” or the “Grantor”), in favor of Citibank, N.A. (“CBNA”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of November [    ], 2009 (together with all exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, JohnsonDiversey Holdings II B.V. (the “Euro Borrower”), JohnsonDiversey Canada, Inc. (the “Canadian Borrower” and together with the Company and the Euro Borrower, collectively, the “Borrowers”), JohnsonDiversey Holdings, Inc., the Lenders party thereto, the Issuers party thereto, CBNA, as administrative agent for the Lenders and the Issuers, General Electric Capital Corporation, Goldman Sachs Lending Partners LLC and JPMorgan Chase Bank, N.A. as co-syndication agents for the Lenders and the Issuers, Citigroup Global Markets Inc., GE Capital Markets, Inc., Goldman Sachs Lending Partners and J.P. Morgan Securities Inc., as joint lead arrangers, and Citigroup Global Markets Inc., GE Capital Markets, Inc., Goldman Sachs Lending Partners LLC and J.P. Morgan Securities Inc., Barclays Capital, HSBC Securities (USA) Inc., Morgan Stanley, Natixis New York Branch, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, RBC Capital Markets and Scotia Capital as joint bookrunning managers, the Lenders and Issuers have severally agreed to make Loans and other extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Grantor is party to the Guaranty pursuant to which it has guaranteed the Obligations; and

WHEREAS, the Grantor is party to a Pledge and Security Agreement of even date herewith in favor of the Administrative Agent (the “Security Agreement”) pursuant to which the Grantor is required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrowers thereunder, Grantor hereby agrees with the Administrative Agent as follows:

Section 1. Defined Terms

Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement, as the case may be.

ANNEX 5

Section 2. Grant of Security Interest in Copyright Collateral

Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby conveys, mortgages, pledges, hypothecates and transfers to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of Grantor (the “Copyright Collateral”):

(a) all of its United States Copyrights and all United States Copyright Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto; and

(b) all Proceeds of the foregoing.

Section 3. Security Agreement

The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement, and Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[SIGNATURE PAGES FOLLOW]

ANNEX 5-2

IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

Grantor

JOHNSONDIVERSEY, INC.,

By:
Name:
Title:

ACCEPTED AND AGREED as of the date first above written:

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

ACKNOWLEDGMENT OF GRANTOR

STATE OF )
)	ss.
COUNTY OF )

On this      day of                      , 20     before me personally appeared                         , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                         , who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

[ACKNOWLEDGEMENT OF GRANTOR FOR COPYRIGHT SECURITY AGREEMENT]

SCHEDULE I

TO

COPYRIGHT SECURITY AGREEMENT

Copyright Registrations

A.	U.S. REGISTERED COPYRIGHTS

[Include Copyright Registration Number and Registration Date]

B.	U.S. COPYRIGHT LICENSES

[Include complete legal description of agreement (name of agreement, parties and date)]

SCHEDULE I TO COPYRIGHT SECURITY AGREEMENT

ANNEX 6

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF SHORT FORM PATENT SECURITY AGREEMENT 1

PATENT SECURITY AGREEMENT, dated as of                      , 20    , by JOHNSONDIVERSEY, INC. (the “Company” or the “Grantor”), in favor of Citibank, N.A. (“CBNA”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of November [    ], 2009 (together with all exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, JohnsonDiversey Holdings II B.V. (the “Euro Borrower”), JohnsonDiversey Canada, Inc. (the “Canadian Borrower” and together with the Company and the Euro Borrower, collectively, the “Borrowers”), JohnsonDiversey Holdings, Inc., the Lenders party thereto, the Issuers party thereto, CBNA, as administrative agent for the Lenders and the Issuers, General Electric Capital Corporation, Goldman Sachs Lending Partners LLC and JPMorgan Chase Bank, N.A. as co-syndication agents for the Lenders and the Issuers, Citigroup Global Markets Inc., GE Capital Markets, Inc., Goldman Sachs Lending Partners and J.P. Morgan Securities Inc., as joint lead arrangers, and Citigroup Global Markets Inc., GE Capital Markets, Inc., Goldman Sachs Lending Partners LLC and J.P. Morgan Securities Inc., Barclays Capital, HSBC Securities (USA) Inc., Morgan Stanley, Natixis New York Branch, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, RBC Capital Markets and Scotia Capital as joint bookrunning managers, the Lenders and Issuers have severally agreed to make Loans and other extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Grantor is a party to the Guaranty pursuant to which it has guaranteed the Obligations; and

WHEREAS, the Grantor is a party to a Pledge and Security Agreement of even date herewith in favor of the Administrative Agent (the “Security Agreement”) pursuant to which the Grantor is required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make and continue their respective extensions of credit to the Borrowers thereunder, Grantor hereby agrees with the Administrative Agent as follows:

Section 1. Defined Terms

Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement, as the case may be.

Section 2. Notice and Confirmation of Grant of Security Interest in Patent Collateral

Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby confirms the grant to the Administrative Agent for the benefit of the Secured Parties of a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of Grantor (the “Patent Collateral”):

(a) all of its United States Patents and all United States Patent Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto; and

ANNEX 6

(b) all Proceeds of the foregoing.

Section 3. Security Agreement

This Patent Security Agreement confirms the security interest granted to the Administrative Agent pursuant to the Security Agreement, and Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[SIGNATURE PAGES FOLLOW]

ANNEX 6-2

IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

Grantor

JOHNSONDIVERSEY, INC.,

By:
Name:
Title:

ACCEPTED AND AGREED as of the date first above written:

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

ACKNOWLEDGEMENT OF GRANTOR

STATE OF )
)	ss.
COUNTY OF )

On this      day of                 , 20     before me personally appeared                         , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                         , who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

[ACKNOWLEDGEMENT OF GRANTOR FOR PATENT SECURITY AGREEMENT]

SCHEDULE I

TO

PATENT SECURITY AGREEMENT

Patent Registrations

A.	U.S. REGISTERED PATENTS

[Include Patent Registration Number and Registration Date]

B.	U.S. PATENT APPLICATIONS

[Include Patent Application Number and Filing Date]

C.	U.S. PATENT LICENSES

[Include complete legal description of agreement (name of agreement, parties and date)]

SCHEDULE I TO PATENT SECURITY AGREEMENT

ANNEX 7

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF SHORT FORM TRADEMARK SECURITY AGREEMENT1

TRADEMARK SECURITY AGREEMENT, dated as of                          , 20    , by JOHNSONDIVERSEY, INC. (the “Company” or the “Grantor”), in favor of Citibank, N.A. (“CBNA”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of November [    ], 2009 (together with all exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, JohnsonDiversey Holdings II B.V. (the “Euro Borrower”), JohnsonDiversey Canada, Inc. (the “Canadian Borrower” and together with the Company and the Euro Borrower, collectively, the “Borrowers”), JohnsonDiversey Holdings, Inc., the Lenders party thereto, the Issuers party thereto, CBNA, as administrative agent for the Lenders and the Issuers, General Electric Capital Corporation, Goldman Sachs Lending Partners LLC and JPMorgan Chase Bank, N.A. as co-syndication agents for the Lenders and the Issuers, Citigroup Global Markets Inc., GE Capital Markets, Inc., Goldman Sachs Lending Partners and J.P. Morgan Securities Inc., as joint lead arrangers, and Citigroup Global Markets Inc., GE Capital Markets, Inc., Goldman Sachs Lending Partners LLC and J.P. Morgan Securities Inc., Barclays Capital, HSBC Securities (USA) Inc., Morgan Stanley, Natixis New York Branch, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, RBC Capital Markets and Scotia Capital as joint bookrunning managers, the Lenders and Issuers have severally agreed to make Loans and other extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Grantor is a party to the Guaranty pursuant to which it has guaranteed the Obligations; and

WHEREAS, the Grantor is a party to a Pledge and Security Agreement of even date herewith in favor of the Administrative Agent (the “Security Agreement”) pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrowers thereunder, Grantor hereby agrees with the Administrative Agent as follows:

Section 1. Defined Terms

Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement, as the case may be.

Section 2. Notice and Confirmation of Grant of Security Interest in Trademark Collateral

Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby confirms the grant to the Administrative Agent for the benefit of the Secured Parties of a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of Grantor (the “Trademark Collateral”):

(a) all of its United States Trademarks and all United States Trademark Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto; and

ANNEX 7

(b) all Proceeds of the foregoing.

Section 3. Security Agreement

This Trademark Security Agreement confirms the security interest granted to the Administrative Agent pursuant to the Security Agreement, and Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[SIGNATURE PAGES FOLLOW]

ANNEX 7-2

IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

Grantor

JOHNSONDIVERSEY, INC.,

By:
Name:
Title:

ACCEPTED AND AGREED as of the date first above written:

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

ACKNOWLEDGEMENT OF GRANTOR

STATE OF )
)	ss.
COUNTY OF )

On this      day of                 , 20     before me personally appeared                         , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                         , who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

[ACKNOWLEDGEMENT OF GRANTOR FOR TRADEMARK SECURITY AGREEMENT]

SCHEDULE I

TO

TRADEMARK SECURITY AGREEMENT

Trademark Registrations

A.	U.S. REGISTERED TRADEMARKS

[Include Trademark Registration Number and Registration Date]

B.	U.S. TRADEMARK APPLICATIONS

[Include Trademark Application Number and Filing Date]

C.	U.S. TRADEMARK LICENSES

[Include complete legal description of agreement (name of agreement, parties and date)]

SCHEDULE I TO TRADEMARK SECURITY AGREEMENT

TABLE OF CONTENTS

(continued)

TABLE OF CONTENTS

(continued)

ANNEXES AND SCHEDULES

Annex 1	Form of Deposit Account Control Agreement
Annex 2	Form of Securities Account Control Agreement
Annex 3	Form of Pledge Amendment
Annex 4	Form of Joinder Agreement
Annex 5	Form of Short Form Copyright Security Agreement
Annex 6	Form of Short Form Patent Security Agreement
Annex 7	Form of Short Form Trademark Security Agreement

Schedule 1	State of Incorporation; Principal Executive Office
Schedule 2	Pledged Collateral
Schedule 3	Filings
Schedule 4	Location of Inventory and Equipment
Schedule 5	Intellectual Property
Schedule 6	Commercial Tort Claims
Schedule 7	Bank Accounts; Securities Accounts